AMERICAN GROWTH FUND, INC.
1636 Logan Street, Denver, Colorado 80203

	NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

	December 2, 2013

To the Shareholders of
AMERICAN GROWTH FUND, INC.

	NOTICE IS HEREBY GIVEN that the Special Meeting of the shareholders of American Growth Fund, Inc. the ("Fund") will be held at 1636 Logan Street, Denver, Colorado 80203 on January 9, 2014 at 2:00
	P.M. or any adjournment thereof for the following purposes:

(1)	To elect eight directors.
(2)	Approval of a new Investment Advisory Agreement between the Fund and
	Investment Research Corporation.

	These are more fully set forth in the attached Proxy Statement.

	The board of directors has fixed the close of business on November 20, 2013 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting.

Michael L Gaughan
Corporate Secretary
American Growth Fund, Inc.

Denver, Colorado
December 2, 2013

	IMPORTANT

	THE OFFICERS AND BOARD OF DIRECTORS OF THE FUND CORDIALLY INVITE YOU TO ATTEND THE SPECIAL MEETING IF POSSIBLE. THEY ALSO REQUEST THAT WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING, YOU EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY. EVEN THOUGH YOU EXECUTE THE PROXY AT THIS TIME, YOU MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT HAS BEEN VOTED. AN EARLY RETURN OF THE PROXY WILL FACILITATE THE NECESSARY PREPARATIONS FOR THE MEETING.


American Growth Fund, Inc.,
1636 Logan Street, Denver, CO 80203

	December 2, 2013

	PROXY STATEMENT

	This statement is furnished in connection with the solicitation by the board of directors of American Growth Fund, Inc., hereinafter called the "Fund" of proxies to be voted at the Special
	Meeting of the shareholders of the Fund to be held January 9,
	2014 and at any and all adjournments of such meeting. If the enclosed form of proxy is executed and returned, it will be voted at the meeting in accordance with the specifications indicated by the shareholders. If no indication is given, the vote will be for the election of the nominees for director, for approval of the new Investment Advisory Agreement at the desertion of the designated
	proxy 	holders on any other proposals that are unknown at this
	time, that may 	be brought up at the meeting. All proxies voted
	in favor of approving the new Investment Advisory Agreement will be
	voted "for" any proposed 	adjournment of such special
	meeting; and all proxies voted "against"approving the new Investment Advisory Agreement, or voting to "abstain" on such proposal, will be voted against any proposed adjournment of such special meeting.

	At the Special Meeting those persons who were shareholders of record as of November 20, 2013 will be entitled to one vote for each share held. Any shareholder giving a proxy has the right to revoke the same prior to the meeting by notifying the secretary of the Fund, delivering a substitute proxy, or attending the meeting in person and doing so. As of August 8, 2013 there were 4,320,893 shares outstanding (unaudited). It is anticipated that this Proxy
	Statement and proxy card will be mailed on or about December 2, 2013.

	ELECTION OF DIRECTORS

	On April 29, 1987, the state of Maryland amended its corporation law such that investment companies registered under the Investment Company Act of 1940 (the "Act") are no longer required to hold annual shareholder meetings unless such a meeting is required under the 1940 Act. On August 21, 1987, the Fund's board of directors, pursuant to Article VIII of the Fund's
	By-laws, amended those By-laws to conform them with the amended Maryland corporation law. In accordance with those changes, the shareholders will be asked to elect the entire board of directors at this meeting.

(1) Nominees for the board of directors:

	It is intended that the proxies will be voted to elect or re-elect Timothy E. Taggart, Eddie R. Bush, Harold Rosen, John Pasco III, Dr. Brian Brody, Mark Bomber, Gerald Opalinski and Darrell Bush to hold office until such time as less than a majority of the directors holding office has been elected by the stockholders or upon the occurrence of any other condition described under Section 16 of the 1940 Act.
Nominees for the board who are "interested persons" as defined by section 2(a)(19) of the Investment Company Act of 1940:

Name, Address, and Age
Position(s) Held with Fund
Term of Office and Length of Time Served
Principal Occupation(s) During Past 5 Years
Number of Portfolios in Fund Complex Overseen by Director
Other Directorships Held by Director for the Past Five Years
Timothy E. Taggart*,
1636 Logan Street, Denver, CO
DOB: October 18, 1953
President, Director and Treasurer
Indefinite,
Since April 2004
Principal financial and accounting officer, employee of Adviser since 1983. See below for affiliation with Distributor.
2
Director of World Capital Brokerage, Inc. and Investment Research Corporation John Pasco III,
8730 Stony Point Parkway, Suite 205, Richmond, VA
DOB: April 10, 1945
Director
Indefinite,
Since December 2006
President, Treasurer and Director of Commonwealth Shareholder Services, Inc. ("CSS"), a mutual fund administrator; President and Director of First Dominion Capital Corp. ("FDCC"), an underwriter; President and Director of Commonwealth Fund Services, Inc ("CFSI"), a Transfer and Disbursing Agent; President and Director of Commonwealth Fund Accounting, Inc. ("CFA"), which provides bookkeeping services; and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997.
2
Director of Commonwealth Shareholder Services, Inc., Director of First Dominion Capital Corp., Director of Fund Services, Inc., Director of Commonwealth Fund Accounting, Inc.
Gerald Opalinski, 3465 Route 130 N, Harrison City, PA
DOB: June 28, 1953
Director
Indefinite,
Since August 2013
Owner of Opal Financial Services. See below for affiliation with Distributor.
2
Director of Manor Bank

Nominees for the board who are "non-interested persons" as defined by section 2(a)(19) of the Investment Company Act of 1940:

Name, Address, and Age
Position(s) Held with Fund
Term of Office and Length of Time Served
Principal Occupation(s) During Past 5 Years
Number of Portfolios in Fund Complex Overseen by Director
Other Directorships Held by Director for the Past Five Years
Eddie R. Bush, 1400 W. 122nd Ave.,
Suite 100, Westminster, CO
DOB: December 31, 1939
Director and Audit Committee Member (financial expert)
Indefinite,
Since September 1987
Certified Public Accountant
2
None
Harold Rosen, 1 Middle Road, Englewood, CO
DOB: July 4, 1927
Director
Indefinite,
Since December 1995
Owner of Bi-Rite Furniture Stores.
2
None
Dr. Brian Brody,
6901 S. Pierce St.
Suite #100M, Littleton, CO
DOB: September 23, 1952
Director and Audit Committee Member
Indefinite,
Since June 2008
Doctor of Professional Psychology
2
None
Mark Bomber, 1011 S. Valentia Street #91, Denver, CO
DOB: October 18, 1964
Director
Indefinite,
Since August 2013
United Airlines Flight Officer
2
None


Darrell E. Bush, 2714 West 118th Ave, Westminster, CO
DOB: February 19, 1971
Director
Indefinite,
Since September 2013
Accountant
2
None

Timothy Taggart is an "interested person" of the Fund as defined by the Investment Company Act of 1940 because of the following positions which he holds.
Timothy E. Taggart is the President, Treasurer and a Director of World Capital Brokerage, Inc. and is the President, Treasurer and a Director of Investment Research Corporation.
John Pasco III is an "interested person" of the Fund as defined by the Investment Company Act of 1940 because of the following position which he holds.
John Pasco III is the Treasurer and a director of Director of Commonwealth Shareholder Services, Inc., the Fund's administrator. President and Director of Fund Services, Inc., the Fund's transfer agent. President and Director of Commonwealth Fund Accounting, Inc., the Fund's accounting service agent.
Gerald Opalinski is an "interested person" of the Fund as defined by the Investment Company Act of 1940 because of the following position which he holds.
Gerald Opalinski is a registered representative of World Capital
Brokerage, Inc.


Mr. Taggart received $0 (unaudited) in compensation for being a director of the Fund. Investment Research Corporation received approximately $400,037 as the advisor of the Fund from 08/01/2012 to 07/31/2013
(audited). World Capital Brokerage, Inc. receives approximately $4,100 as the Fund's underwriter from 08/01/2012 to 07/31/2013 (audited).

Mr. Pasco received $11,006 (unaudited) compensation for being a director including expenses reimbursed for travel and miscellaneous expenses.
Fund Services, Inc. received $187,832 compensation for rendering services to the Fund from 08/01/2012 to 07/31/2013 (audited).

Securities of the Fund beneficially owned by Board Members/Nominees; Name of Director
Dollar Range of Equity Securities in the Fund
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Name of Director
Dollar Range of Equity Securities in the Fund
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Timothy E. Taggart
$1 - $10,000
$1 - $10,000
Eddie R. Bush
$10,001 - $50,000
$10,001 - $50,000
Harold Rosen
$0
$0
John Pasco III
$0
$0
Dr. Brian Brody
$0
$0
Mark Bomber
$0
$0
Gerald Opalinski
$0
$0
Darrell Bush
$0
$0

As of 07/31/2013 (audited).

Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation, the Fund's Advisor.

There are no material pending legal proceedings incidental to the Fund's business to which any director or nominee for director or affiliated person to such director or nominee is a party or has a material interest that could adversely affect the Fund.

Name of Person, Position
Aggregate Compensation from Fund
Pension or Retirement Benefits Accrued as Part of Fund Expenses
Estimated Annual Benefits upon Retirement
Total Compensation from Fund and Fund Complex Paid to Directors

Timothy Taggart, President
0
0
0
0

Eddie R. Bush, Director
2,200
0
0
2,200

Harold Rosen, Director
1,690
0
0
1,690

John Pasco III, Director
11,006
0
0
11,006

Dr. Brian Brody, Director
1,900
0
0
1,900

Mark Bomber, Director
0
0
0
0

Gerald Opalinski, Director
0
0
0
0

Darrell Bush
0
0
0
0

For the period from 08/01/2012 to 07/31/2013 (unaudited).
	If the nominees are unable or fail to act as such by virtue of an unexpected occurrence, the proxies will be voted for such other person as is determined by the holders of the proxies in their discretion. Messrs. Taggart, E. Bush, Rosen, Pasco, Dr. Brody, Bomber, Opalinski and D. Bush have consented to being named in this proxy statement and to serve if elected.

	The Fund has two principal officers in addition to Mr. Taggart. Officers of the Fund are elected annually. Patricia A. Blum (DOB: June 27,
1959) is the Fund's Vice President. Ms. Blum is Vice President and a Director of the Fund's Underwriter as well as Vice President of the Adviser. Ms. Blum has served as the Fund's Vice President since June of 2013. Michael L. Gaughan (DOB: November 29, 1967), is the Fund's Corporate Secretary. Mr. Gaughan is Vice President, Corporate Secretary and a director of the Underwriter as well as Vice President, Corporate Secretary and a director of the Adviser. Mr. Gaughan has served as the Fund's Secretary since September 2004.

	All officers and directors of the Fund (a total of eight) beneficially owned 24,949 shares of the Fund, directly or indirectly, as of July 31, 2013 representing 0.57% of the shares outstanding as of that date (audited). Directors of the Fund except Mr. Taggart are compensated at the rate of $400 per meeting attended. Directors who are also Audit Committee members receive an additional $100 per meeting Out-of-town directors are reimbursed for their travel expenses to meetings.

	During the fiscal year ended July 31, 2013, the Fund's board of directors held 4 regular meetings and two special meetings. All serving directors of the Fund attended at least 75% of those meetings.

	During the fiscal year ended July 31, 2013, the Fund paid Director's fees aggregating $16,796 (audited) to six directors.

	Timothy Taggart is the president, treasurer and a director of the Fund's underwriter, World Capital Brokerage, Inc. During the fiscal years ended July 31, 2011, 2012 and 2013, the Underwriter retained $829, $341, and $194, respectively (audited), as its portion of commissions paid by purchasers of the Fund's shares (after allowing concessions to other dealers of $4,525, $2,713, and $24,547, respectively (unaudited)). No commissions on the Fund's brokerage (portfolio) transactions were paid to the Underwriter during these periods.

	The Audit Committee reviews the financial statements of the Fund and reviews the 12b-1 Plan and any other related financial matters. The Audit Committee is made up of two directors; Mr. Eddie R. Bush and Dr. Brian Brody. The Audit Committee met a total of four times from 08/01/2012 through 07/31/2013. The Audit Committee is not a nominating committee and has not adopted a written charter. Audit Committee members were compensated $100 per meeting.

(2) Consideration of the proposed new Investment Advisory Agreement between the Fund and Investment Research Corporation

Investment Research Corporation ("IRC"), the Fund's Advisor since 1958, has had a change in ownership. Timothy E. Taggart, an employee and a director of IRC acquired 100% of the shares of the Advisor in June of 2013.

It is intended that the proxy will be voted to approve a new Investment Advisory Agreement between the Fund and Investment Research Corporation (See copy of proposed new Investment Advisory Agreement attached as Exhibit A). The new Investment Advisory Agreement is identical to the current agreement, including the services to be provided by IRC to the Fund and the Advisory Fee to be paid by the Fund to IRC.

IRC has been the Adviser for the Fund since its inception in 1958. IRC is located at 1636 Logan Street, Denver, CO 80203. Series One of Fund offers four classes of shares; Class A, Class B, Class C and Class D shares of the Fund represent an identical interest in the Series One investment portfolio. Series Two of Fund offers two classes of shares; Class E and Class F shares of the Fund represent an identical interest in the Series Two investment portfolio. The Fund has an agreement to pay Investment Research Corporation an annual fee for its services based on a percentage of the Fund's Class A, Class B, Class C, Class D, Class E and Class F average net assets. Under the current investment advisory contract with IRC, IRC receives annual compensation for advisory services to these classes, computed and paid monthly, equal to 1% of the first $30 million of the Fund's Class A, Class B, Class C, Class D, Class E and Class F average annual net assets and
0.75% of such assets in excess of $30 million. For the fiscal year ended July 31, 2013, this fee amounted to 1.00% of the average net assets on each of the Fund's six combined classes. For the year ended July 31, 2013, under an agreement with IRC, the Fund was charged $129,197 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund.
The Fund, and therefore, the Fund shareholders, pays the Fund's operating expenses.
On September 23, 2010 an Investment Advisory Committee was formed with the purpose of offering investment advice to the senior portfolio manager of the Fund. The current members of the Investment Advisory Committee are Timothy Taggart and Robert Fleck. On August 8, 2013, the Board of Directors reviewed and approved the new Investment Advisory Agreement with IRC. A discussion regarding the basis for the Board of Directors approving the new Investment Advisory Agreement is available in the Fund's Annual Report to Shareholders for the year ended July, 31 2013.
IRC may use a portion of its base advisory fee to compensate third party advisors for assisting IRC in establishing relationships with other third party investment advisors and/or sub-manager programs and disseminating information concerning IRC to financial professionals.
The Fund and the Adviser have a Code of Ethics designed to ensure that the interests of Fund shareholders come before the interests of the people who manage the Fund. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering without prior written consent or from profiting from the purchase and sale of the same security within two calendar days.
In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the Fund to obtain approval before executing personal trades in these specific securities. A copy of the Fund's Code of Ethics can be obtained for free online at www.americangrowthfund.com or by calling us at 1-800-525-2406.

SHAREHOLDER PROPOSALS

	Shareholders wishing to include appropriate proposals in the proxy materials for consideration at the Fund's next meeting of shareholders must deliver such proposals in writing to the Fund's offices within a reasonable period of time before the solicitation for the next meeting of shareholders is made.

GENERAL

	Proxies will be solicited by mail. The cost of preparing and mailing the enclosed proxy, notice and proxy statement will be borne by the Fund.

	The board of directors does not intend to present and does not have reason to believe that others will present any other items of business at this Special Meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies. A list of shareholders entitled to be present and vote at the meeting will be available at the executive office of the Fund for inspection by any shareholders during regular business hours up to the date of the meeting.

	Shareholders not able to attend the meeting in person are requested to date, sign, and mail the enclosed proxy at once. So that a quorum may be assured for the transaction of business at the meeting, it is important that proxies be returned promptly.

	The Fund's Investment Advisor is Investment Research Corp,
1636 Logan Street, Denver, CO 80203. The Fund's Underwriter is World Capital Brokerage, Inc. 1636 Logan Street, Denver, CO 80203.

	The Fund will furnish the most recent Annual and Semi Annual Report without charge to any shareholder who requests it by calling 800-525-2406, by writing American Growth Fund Customer Service at 1636 Logan Street, Denver, CO 80203 or via the internet by going to www.americangrowthfund.com.

By order of the Board of Directors,

Michael L. Gaughan
Corporate Secretary

December 2, 2013
Denver, Colorado

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
	AMERICAN GROWTH FUND, INC.
	Proxy for Special Meeting of Shareholders to be Held the January 9, 2014

	PROXY

The undersigned shareholder of American Growth Fund, Inc. hereby appoints Patricia A Blum and Michael L. Gaughan and each of them, the attorneys and proxies of the undersigned with full power of substitution, for and in the name of the undersigned to vote (with all powers which the undersigned possess and according to the number of votes which the undersigned would be entitled to cast if then personally present) at the Special Meeting of shareholders of the Company to be held January 9, 2014, or any adjournment thereof, for such business as may properly be brought before such meeting or adjournment and upon the following:

I. Election of Fund Directors
[_]FOR     [_]WITHHOLD VOTE   The election of Timothy E. Taggart as director.
[_]FOR     [_]WITHHOLD VOTE   The election of Eddie R. Bush as director.
[_]FOR     [_]WITHHOLD VOTE   The election of Harold Rosen as director.
[_]FOR     [_]WITHHOLD VOTE   The election of John Pasco III as director.
[_]FOR     [_]WITHHOLD VOTE   The election of Dr. Brian Brody as director.
[_]FOR     [_]WITHHOLD VOTE   The election of Mark Bomber as director.
[_]FOR     [_]WITHHOLD VOTE   The election of Gerald Opalinski as director.
[_]FOR     [_]WITHHOLD VOTE   The election of Darrell Bush as director.

II. Approval of proposed new Investment Advisory Agreement between American Growth Fund, Inc. and Investment Research Corporation
[_]FOR     [_]AGAINST    [_]ABSTAIN

Either of said attorneys and proxies who shall be present and shall act at the meetings shall have, and may exercise, all of the powers of said attorneys and proxies hereunder. The shares represented by this proxy will be voted at the meeting and will be voted in accordance with the specifications above made.
If no specifications are made, such shares shall be voted for the above director nominees.

The person designated above as proxies of the undersigned shall have discretionary authority to vote as they may determine on any of the matters unknown at this time which may be presented at the special meeting of the shareholders.

All proxies voted in favor of approving the new Investment Advisory Agreement will be voted "for" any proposed adjournment of such special meeting; and all proxies voted "against" approving the new Investment Advisory Agreement, or voting to "abstain" on such proposal, will be voted against any proposed adjournment of such special meeting.


Dated:__________________, 20____
Please mark, sign, date, and return this proxy promptly.


____________________________________________________________________________
Signature(s) of Shareholders

When signing as joint tenants all parties to a joint tenancy shall sign. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting.

If voting via mail please return this page to:
Commonwealth Fund Services, Inc.
Attn:  AGF Proxy
8730 Stony Point Pkwy, Suite 205
Richmond, VA. 23235
1